UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 31, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-16N)

       Lehman XS Trust, Series 2007-16N
(Issuing Entity)

         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The consolidated balance sheets of Assured Guaranty Corp. as of December 31, 2006 and December 31, 2005 and the related consolidated statements of operations and comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2006, prepared in accordance with GAAP, included as Exhibit 99.1 to the Annual Report on Form 10-K of Assured Guaranty Ltd. (“AGL”) for the fiscal year ended December 31, 2006 (which was filed by AGL with the Securities and Exchange Commission (the “SEC”) on February 28, 2007), as amended by the Form 10-K/A filed by AGL on March 1, 2007 are hereby incorporated by reference into (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement and shall be deemed to be a part hereof.

Item 9.01. Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c) Not applicable.

(d) Exhibits:

23               Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of Assured Guaranty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Michael C. Hitzmann
Name:	Michael C. Hitzmann
Title:	Senior Vice President

Date: August 31, 2007

EXHIBIT INDEX

Exhibit No.	Description	Page No.

23	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of Assured Guaranty Corp.	5